Exhibit 10.5

Execution Version

CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT

THIS CONSENT AND FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of November 10, 2022 (this “Agreement”), is made by and among CareMax, Inc. (the “Borrower”), the Subsidiary Guarantors, the Lenders party hereto and Jefferies Finance LLC, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”). All capitalized terms not otherwise defined herein shall have the meanings set forth in the Credit Agreement referred to below.

RECITALS

WHEREAS, the Borrower, the Subsidiary Guarantors from time to time party thereto, the Lenders and Issuing Banks from time to time party thereto, the Administrative Agent and Collateral Agent and the other persons party thereto are party to that certain Credit Agreement, dated as of May 10, 2022 (as amended, restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Agreement, the “Existing Credit Agreement” and, as amended by this Agreement, the “Credit Agreement”); and

WHEREAS, section 6.01(q) of the Existing Credit Agreement permits Indebtedness consisting of an asset based facility in an aggregate principal amount equal to the amount of Sparta Medicare Shared Savings Program Receivables; and

WHEREAS, the Borrower wishes to amend the Existing Credit Agreement to as set forth herein and to permit that certain Loan and Security Agreement with CAJ Lending LLC, as administrative and collateral agent (the “MSSP Agent”), the Lenders party thereto from time to time, (i) pre-Merger, Sparta Merger Sub I LLC (“Merger LLC I”), Sparta Merger Sub II LLC (“Merger LLC II”), Sparta Merger Sub I Inc. (“Merger Sub I”), Sparta Merger Sub II Inc. (“Merger Sub II”), Steward Accountable Care Network, LLC (“SACN”) and Steward National Care Network, LLC (“SNCN”), as the initial borrowers, and (ii) post-Merger, SACN and SNCN, as borrowers, Merger LLC I and Merger LLC II, as guarantors, to be dated on November 10, 2022 (the “Sparta MSSP Credit Agreement”); and

WHEREAS, the existing Lenders signatory hereto constituting the Required Lenders (the “Existing Lenders”) have agreed to consent to such amendment;

NOW THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto hereby covenant and agree as follows:

SECTION 1. Amendments to the Existing Credit Agreement. The Existing Credit Agreement is, as of the First Amendment Effective Date (as defined below) and subject to the satisfaction of the conditions precedent set forth in Section 3 of this Amendment, hereby amended as follows:

(a) Section 1.01 of the Existing Credit Agreement is hereby amended by adding the below defined terms in alphabetical order:

“First Amendment” means the Consent and First Amendment to Credit Agreement dated as of the First Amendment Effective Date, by and among the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto and the Administrative Agent and Collateral Agent.

“First Amendment Effective Date” means November 10, 2022.

“MSSP Agent” shall mean CAJ Lending LLC, in its capacity as administrative agent and collateral agent under the Sparta MSSP Credit Agreement.

“Sparta MSSP Credit Agreement” shall have the meaning assigned to such term in the First Amendment.

“Sparta MSSP Subordination Agreement” shall have the meaning assigned to such term in Section 6.01(q).”

(b) A new Section 5.20 is hereby added to the Existing Credit Agreement as set forth below:

“5.20 Cash Management. The cash maintained in the Specified MSSP Deposit Account (as defined in the Sparta MSSP Credit Agreement as in effect on the First Amendment Effective Date) shall be limited solely to the proceeds of the Medicare Shared Savings Receivables (as defined in the Sparta MSSP Credit Agreement as in effect on the First Amendment Effective Date).”

(c) Section 6.01(q) of the Existing Credit Agreement is hereby amended by amending and restating in its entirety:

“(q) Indebtedness consisting of an asset based facility in an aggregate principal amount equal to the amount of Sparta Medicare Shared Savings Program Receivables; provided, that (i) such Indebtedness is in an aggregate principal amount not to exceed $36,000,000, (ii) the documentation for such Indebtedness does not provide for a cross default to this Agreement and is otherwise in a form satisfactory to the Required Lenders (it being understood and agreed that the Sparta MSSP Credit Agreement as in effect on the First Amendment Effective Date shall be deemed to be satisfactory to the Required Lenders), (iii) such Indebtedness is secured solely by the Sparta Medicare Shared Savings Program Receivables and the collateral described in the Collateral Assignment (as defined in the Sparta MSSP Credit Agreement as in effect on the First Amendment Effective Date) and (iv) such Indebtedness is not recourse to any other Loan Parties (provided that Merger LLC I, Merger LLC II, Merger Sub I, Merger Sub II, SACN and SNCN may each provide an unsecured guarantee of such Indebtedness so long as such guarantee is subject to an intercreditor and subordination agreement reasonably acceptable to the Agent and the Lenders (such agreement, the “Sparta MSSP Subordination Agreement”) (it being understood and agreed that the Sparta MSSP Subordination Agreement executed and delivered by the Agent and the MSSP Agent as in effect on the First Amendment Effective Date shall be deemed reasonably acceptable to the Agent and the Lenders);”

(d) A new Section 6.08(g) is hereby added to the Existing Credit Agreement as set forth below:

“(g) the Sparta MSSP Credit Agreement and all related transactions thereof.”

(e) A new Section 6.09(a)(iv) is hereby added to the Existing Credit Agreement as set forth below:

“(iv) payments required by the Sparta MSSP Credit Agreement and the related Loan Documents (as defined in the Sparta MSSP Credit Agreement and in effect on the First Amendment Effective Date) and all related transactions thereof, in each case to the extent permitted by the Sparta MSSP Subordination Agreement.”

(f) Section 6.09(b) of the Existing Credit Agreement is hereby amended by amending and restating in its entirety:

“(b) waive, amend, modify, terminate or release any of the documents governing any Junior Indebtedness (including, without limitation, the Sparta MSSP Credit Agreement and any Convertible Indebtedness) with an aggregate principal amount in excess of $1,000,000 to the extent that any such waiver, amendment, modification, termination or release would taken as a whole, be adverse to the Lenders in any material respect or prohibited by any applicable intercreditor agreement or subordination agreement; or”

(g) A new Section 8.01(o) is hereby added to the Existing Credit Agreement as set forth below:

“(o) The subordination provisions of the Sparta MSSP Subordination Agreement shall for any reason be revoked or invalidated, or otherwise shall not be in full force and effect, or any Loan Party shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligations thereunder, or the Obligations, for any reason shall not have the priority contemplated by this Agreement or such subordination provisions.”

SECTION 2. Consent to Subordination Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Administrative Agent and the Existing Lenders hereby consent to the Administrative Agent entering into that certain Subordination Agreement to be dated on or around the date hereof by and between Jefferies Finance LLC and the MSSP Agent (the “Subordination Agreement”), the final executed copy of which shall be attached to this Agreement as Exhibit A.

SECTION 3. Conditions to Effectiveness. This Agreement shall become effective on the first date (the “First Amendment Effective Date”) when, and only when, each of the applicable conditions set forth below have been satisfied in accordance with the terms herein:

(a) this Agreement shall have been executed and delivered by the Borrower, the Subsidiary Guarantors, the Administrative Agent and Lenders constituting the Required Lenders;

(b) the Subordination Agreement shall have been executed and delivered by the Administrative Agent and the MSSP Agent;

(c) the representations and warranties set forth in Section 4 of this Agreement shall be true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates;

(d) the Administrative Agent shall have received a certificate from an officer of the Borrower certifying that the Sparta MSSP Credit Agreement and related transactions giving rise thereto are permitted under Section 6.01(q) immediately after giving effect to this Agreement;

(e) the Borrower shall pay to the Agent for the account of each of the Lenders, an amendment fee in an amount equal to 0.25% of the stated principal amount of the sum of such Lender’s Initial Term Loans and Delayed Draw Term Commitments on the First Amendment Effective Date; and

(f) the Administrative Agent, the Lead Manager and the Lenders shall have received all other fees and amounts due and payable on or prior to the First Amendment Effective Date in accordance with the Credit Agreement, including, to the extent invoiced on the First Amendment Effective Date, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower in connection with this Agreement pursuant to Section 11.03 of the Credit Agreement.

SECTION 4. Representations and Warranties. To induce the Administrative Agent and Lenders party hereto to enter into this Agreement, each Loan Party hereby represents and warrants that:

(a) The execution, delivery and performance of this Agreement by each Company (i) are within such Company’s corporate or other power, (ii) have been duly authorized by all necessary corporate or other organizational action required to be taken by such Company and (iii) do not and will not (x) contravene the terms of any Company’s Organizational Documents, (y) conflict with or result in any breach or contravention of, or the creation of any Lien (other than under the Loan Documents and Permitted Liens) under (A) any Contractual Obligation to which such Company is a party or affecting such Company or by which any of its property is or may be bound or (B) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (z) violate any provision of law, statute, rule or regulation, except with respect to clause (iii) (other than with respect to the creation of Liens) as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(b) This Agreement has been duly executed and delivered by the Loan Parties.

(c) This Agreement constitutes a legal, valid and binding obligation of each Company, enforceable against each such Person in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(d) No Default or Event of Default has occurred or is continuing or would exist, in each case, after giving effect to this Agreement.

(e) After giving effect to this Agreement, the representations and warranties of the Borrower, and each of the other Loan Parties contained in the Credit Agreement and each other Loan Document are true and correct in all material respects; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects as of such earlier date; provided, further, that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

SECTION 5. Expenses. The Borrower, on behalf of itself and each of the other Loan Parties, hereby reconfirms the respective obligations of the Loan Parties pursuant to Section 11.03 of the Credit Agreement to pay all reasonable and documented or invoiced out-of-pocket costs and expenses incurred by the Administrative Agent and the Lead Manager in connection with this Agreement, subject to any limitations as provided in Section 11.03 of the Credit Agreement.

SECTION 6. No Other Amendments or Waivers; Reaffirmation of the Loan Parties.

(a) Except as expressly provided herein (i) the Credit Agreement and the other Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms, (ii) the consents and agreements of the Administrative Agent and Lenders set forth herein shall be limited strictly as written and shall not constitute a consent or agreement to any transaction not specifically described in connection with any such consent and/or agreement, and (iii) this Agreement shall not be deemed a waiver of any term or condition of any Loan Document and shall not be deemed to prejudice any right or rights which Administrative Agent or any Lender may now have or may have in the future under or in connection with any Loan Document or any of the instruments or agreements referred to therein, as the same may be amended from time to time.

(b) This Agreement shall constitute a Loan Document.

(c) The Borrower, on behalf of itself and each other Loan Party, hereby confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which any Loan Party is a party is, and the obligations of each Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as modified by this Agreement. For greater certainty and without limiting the foregoing, the Borrower, on behalf of itself and each other Loan Party, hereby confirms that the existing security interests granted by the Loan Parties in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the Obligations as and to the extent provided in the Loan Documents.

SECTION 7. No Reliance, Etc. For the avoidance of doubt, and without limitation of any other provisions of the Credit Agreement or the other Loan Documents, Jefferies Finance LLC, in its capacity as Administrative Agent, shall be entitled to the benefits of Article X and Sections 11.03 and 11.16 of the Credit Agreement as if such provisions were set forth in full herein mutatis mutandis.

SECTION 8. Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with Section 11.02 of the Credit Agreement.

SECTION 9. Integration; Effect of Modifications. This Agreement, together with the Credit Agreement and the other Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and thereof and supersedes all prior agreements, written or oral, on such subject matter. In the event of any conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control; provided that the inclusion of supplemental rights or remedies in favor of the Agents or the Lenders in any other Loan Document shall not be deemed a conflict with this Agreement. Each Loan Document was drafted with the joint participation of the respective parties thereto and shall be construed neither against nor in favor of any party, but rather in accordance with the fair meaning thereof. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as modified hereby and that this Agreement is a Loan Document.

SECTION 10. GOVERNING LAW; JURISDICTION, SERVICE OF PROCESS; WAIVER OF RIGHT TO TRIAL BY JURY. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTIONS 11.09 AND 11.10 OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE INTO THIS AGREEMENT MUTATIS MUTANDIS AND SHALL APPLY HERETO.

SECTION 11. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 12. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same contract, and shall become effective as provided herein. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed counterpart to this Agreement by facsimile or other electronic transmission (e.g., “PDF” or “TIFF”) shall be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” and words of like import in this Agreement, in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first written above.

CAREMAX, INC., as Borrower

By	/s/ Carlos de Solo
Name: Carlos de Solo
Title: Chief Executive Officer

CAREMAX, INC.

CAREMAX MEDICAL GROUP, L.L.C.

CAREMAX MEDICAL CENTER OF BROWARD, L.L.C.

CAREMAX MEDICAL CENTER OF HIALEAH, L.L.C.

CAREMAX MEDICAL CENTER OF HOMESTEAD, L.L.C.

CAREMAX OF MIAMI, L.L.C.

CAREMAX MEDICAL CENTER OF NORTH MIAMI, L.L.C.

CAREMAX MEDICAL CENTER OF PEMBROKE PINES, L.L.C.

CAREMAX MEDICAL CENTER OF CORAL WAY, L.L.C.

CAREMAX MEDICAL CENTER OF TAMARAC, L.L.C.

CAREMAX MEDICAL CENTER OF WESTCHESTER, L.L.C.

Each as a Subsidiary Guarantor

By	/s/ Carlos de Solo
Name: Carlos de Solo
Title: Chief Executive Officer

[Signature Pages to First Amendment to Credit Agreement]

CAREMED PHARMACY LLC

CAREMAX IPA, LLC

IMC MEDICAL GROUP HOLDINGS, LLC

INTERAMERICAN MEDICAL CENTER GROUP, LLC

PHYSICIAN SERVICE ORGANIZATION, LLC

SUNSET HOLDING, LLC

SUNSET CARDIOLOGY, LLC

PRIMARY PROVIDER, INC.

Each as a Subsidiary Guarantor

By	/s/ Carlos de Solo
Name: Carlos de Solo
Title: Chief Executive Officer

[Signature Pages to First Amendment to Credit Agreement]

JEFFERIES FINANCE LLC,
as Administrative Agent and Collateral Agent

By	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Senior Vice President

[Signature Pages to First Amendment to Credit Agreement]

TENNENBAUM SENIOR LOAN FUND II, LP
TENNENBAUM SENIOR LOAN FUND V, LLC
TCP DIRECT LENDING FUND VIII-A, LLC
TCP DIRECT LENDING FUND VIII-S, LLC
TCP DIRECT LENDING FUND VIII-T, LLC
PHILADELPHIA INDEMNITY INSURANCE COMPANY
RELIANCE STANDARD LIFE INSURANCE COMPANY
SAFETY NATIONAL CASUALTY CORPORATION
U.S. SPECIALTY INSURANCE COMPANY
BUILD PRIVATE CREDIT, L.P.

On behalf of each of the above entities:

By: TENNENBAUM CAPITAL PARTNERS, LLC
Its: Investment Manager

	By:	/s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

BLACKROCK MT. HOOD CLO X, LLC

By:	Blackrock Capital Investment Advisors, LLC,
Its Collateral Manager, acting as agent and attorney-in-fact

	By:	/s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

BLACKROCK SHASTA SENIOR LOAN FUND VII, LLC
BLACKROCK DLF IX 2019 CLO, LLC
BLACKROCK DLF IX 2020-1 CLO, LLC
BLACKROCK DLF IX CLO 2021-1, LLC
BLACKROCK DLF IX CLO 2021-2, LLC

By:	BlackRock Capital Investment Advisors, LLC
Its: Collateral Manager

	By:	/s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

BLACKROCK MAROON BELLS CLO XI, LLC

By: BlackRock Capital Investment Advisors, LLC,
Its: Investment Manager

By:	/s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

BLACKROCK DLF IX ICAV,
an umbrella type Irish collective asset management vehicle acting solely for and on behalf of its sub-fund
BLACKROCK DIRECT LENDING FUND IX-U (IRELAND)

By: Blackrock Capital Investment Advisors, LLC
Its: Investment Manager acting as attorney-in-fact

By:	/s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

BLACKROCK DLF IX ICAV,
an umbrella type Irish collective asset management vehicle acting solely for and on behalf of its sub-fund
BLACKROCK DIRECT LENDING FUND IX-L (IRELAND)

By: Blackrock Capital Investment Advisors, LLC
Its: Investment Manager acting as attorney-in-fact

By:	/s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

BLACKROCK LISI CREDIT FUND, LP

By: BlackRock Capital Investment Advisors, LLC,
Its: Sub-Advisor

By:	/s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

BLACKROCK DIVERSIFIED PRIVATE DEBT FUND MASTER LP

By: BlackRock Capital Investment Advisors, LLC,
Its: Sub-Investment Manager

By:	/s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

BLACKROCK DIRECT LENDING FUND IX-U (LUXEMBOURG) SCSP
BLACKROCK RAINIER CLO VI, LTD
TCP WHITNEY CLO, LTD
BLACKROCK ELBERT CLO V, LLC
BLACKROCK BAKER CLO 2021-1 LTD

By: BlackRock Capital Investment Advisors, LLC,
Its: Manager

By:	/s/ Rajneesh Vig
Name: Rajneesh Vig
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

ASG 2022 Offshore Holdings II, LP
By: BlackRock Financial, Management, Inc.
Its: manager

By:	/s/ Pam Chan
Name: Pam Chan
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

AMERICAN LIFE & SECURITY CORP., for and on behalf of the ALSC CL Re 1 FW account as a Consenting Lender

By: Crestline Management, L.P., its investment manager
By: Crestline Investors, Inc., its general partner

By:	/s/ Keith Williams
Name: Keith Williams
Title: Managing Director

AMERICAN NATIONAL INSURANCE
COMPANY
as a Consenting Lender

By: Crestline Management, L.P., its investment manager
By: Crestline Investors, Inc., its general partner

By:	/s/ Keith Williams
Name: Keith Williams
Title: Managing Director

CRESTLINE EAGLE CREEK, L.P. (OF)
as a Consenting Lender

By: Crestline Management, L.P., its investment manager
By: Crestline Investors, Inc., its general partner

By:	/s/ Keith Williams
Name: Keith Williams
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

CRESTLINE LION FUND MINI-MASTER,
L.P.
as a Consenting Lender

By: Crestline Management, L.P., its investment manager
By: Crestline Investors, Inc., its general partner

By:	/s/ Keith Williams
Name: Keith Williams
Title: Managing Director

CRESTLINE OPPORTUNISTIC CREDIT IA
FUND, L.P. (OF)
as a Consenting Lender

By: Crestline Management, L.P., its investment manager
By: Crestline Investors, Inc., its general partner

By:	/s/ Keith Williams
Name: Keith Williams
Title: Managing Director

CRESTLINE SPECIALTY LENDING III,
L.P.,
as a Consenting Lender

By: Crestline Management, L.P., its investment manager
By: Crestline Investors, Inc., its general partner

By:	/s/ Keith Williams
Name: Keith Williams
Title: Managing Director

[Signature Page to First Amendment to Credit Agreement]

EXHIBIT A

Subordination Agreement

[See attached.]

Execution Version

SUBORDINATION AGREEMENT

THIS SUBORDINATION AGREEMENT (this “Agreement”), is entered into as of November 10 , 2022, (the “Effective Date”), by and between JEFFERIES FINANCE LLC (“Senior Agent”) and DEERFIELD PARTNERS, L.P. (“Subordinated Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings given them in Section 1(a) below.

RECITALS

A. WHEREAS, CareMax, Inc., a Delaware corporation (“Borrower”), is indebted to Senior Creditor pursuant to that certain Credit Agreement dated as of May 10, 2022, (as may be amended, modified, restated, extended or supplemented from time to time, the “Senior Creditor Agreement”), by and between Borrower, the Guarantors (as defined therein) party thereto, from time to time, including the AR Borrower (as defined below), the Lenders (as defined therein), party thereto from time to time and Senior Agent. The funds advanced to or owed by Borrower under the Senior Creditor Agreement shall be referred to collectively herein as the “Senior Loans.” To secure the Senior Loans, the Loan Parties (as defined in the Senior Creditor Agreement) (including the AR Borrower) have granted (or in the future may grant) to Senior Creditor a security interest in all of their personal property assets.

B. WHEREAS, Sparta Merger Sub I, LLC, Sparta Merger Sub II LLC, Sparta Merger Sub I Inc., Sparta Merger Sub II Inc., Steward Accountable Care Network, LLC and Steward National Care Network, LLC, (collectively, and together with any permitted successors and assigns the “AR Borrower”) have entered into that certain Loan and Security Agreement, dated on or about the date hereof (the “AR Creditor Agreement”), between the AR Borrower and Subordinated Agent.

C. WHEREAS, pursuant to the terms of the AR Creditor Agreement, each AR Borrower has provided a cross-guaranty in favor of the Subordinated Creditor pursuant to which each AR Borrower jointly and severally guarantees, as primary obligors and not merely as sureties to the Subordinated Creditor, the prompt payment and performance in full when due of the “Obligations” (as defined in the AR Creditor Agreement) from time to time owing to the Subordinated Creditor by the AR Borrower.

D. NOW THEREFORE, Subordinated Creditor and AR Borrower desire to obtain Senior Creditor’s consent to the Subordinated Guaranty Documents (as defined below), and Subordinated Creditor and Senior Creditor desire to agree to and to set forth their respective rights, priorities and interests governing their respective relationships with the AR Borrower, the AR Collateral and the Subordinated Guaranty Documents with respect to the Senior Loan Documents at all times on and after the Effective Date.

AGREEMENT

NOW, THEREFORE, in consideration of AR Borrower’s and Subordinated Creditor’s entering into the AR Creditor Agreement and the other Subordinated Guaranty Documents, Subordinated Agent, on behalf of itself and the other Subordinated Creditors, and Senior Agent, on behalf of itself and the other Senior Creditors, hereby agree as follows:

1. DEFINITIONS; EFFECTIVENESS

(a) DEFINITIONS. As used herein, the following terms shall have the following meanings:

1.

“AR Collateral” means, collectively, (a) the “Collateral” as defined in the AR Creditor Agreement as in effect on the date hereof and any proceeds thereof and (b) the “Medicare AR Reconciliation Payment”, as defined in the Collateral Assignment, as in effect on the date hereof, and the proceeds thereof.

“Collateral Assignment” has the meaning assigned to such term in the AR Creditor Agreement. “Permitted Payments” has the meaning assigned to such term in Section 8.

“Senior Creditor” means, collectively, the Senior Agent and the Secured Parties (as defined in the Senior Creditor Agreement).

“Senior Debt” means any and all indebtedness and obligations for borrowed money (including, without limitation, principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations) at any time owing by Borrower and the Loan Parties (as defined in the Senior Creditor Agreement) to Senior Creditor under the Senior Loan Documents (including, without limitation, the Obligations (as defined in the Senior Creditor Agreement)) and all other credit relationships with Senior Creditor including but not limited to such amounts as may accrue or be incurred before or after default or workout or the commencement of any liquidation, dissolution, bankruptcy, receivership, or reorganization case by or against Borrower or any Loan Party (as defined in the Senior Creditor Agreement), and any other credit extensions or agreements between Borrower or any Loan Party (as defined in the Senior Creditor Agreement) and Senior Creditor, including, but not limited to, letters of credit, interest rate swap arrangements, foreign exchange services, cash management services, credit cards, overdrafts, etc.

“Senior Loan Documents” means the Senior Creditor Agreement and any other agreement, security agreement, document, promissory note, UCC financing statement, or instrument executed by Borrower in favor of Senior Creditor, as the same may from time to time be amended, modified, restated, extended or supplemented.

“Subordinated Creditor” means, collectively, the Subordinated Agent and the Lenders (as defined in the AR Creditor Agreement).

“Subordinated Guaranty Documents” means the AR Creditor Agreement and any other agreement, document, promissory note, financing statement, or instrument executed by the AR Borrower or the AR Borrower in favor of Subordinated Creditor pursuant to or in connection with the Subordinated Guaranty, as the same may from time to time be amended, modified, supplemented, extended, renewed, restated or replaced.

“Subordinated Obligations” means any and all indebtedness and obligations for borrowed money (including, without limitation, principal, premium (if any), interest, fees, charges, expenses, costs, professional fees and expenses, and reimbursement obligations) at any time owing by any AR Borrower to Subordinated Creditor under the Subordinated Guaranty Documents (including, without limitation, the Obligations (as defined in the AR Creditor Agreement) and the obligations under the AR Guaranty), including but not limited to such amounts as may accrue or be incurred before or after default or workout or the commencement of any liquidation, dissolution, bankruptcy, receivership, or reorganization case by or against any AR Borrower.

Unless otherwise specified, all references in this Agreement to a “Section” shall refer to the corresponding Section in or to this Agreement. The capitalized term “Collateral” as used in this Agreement has the meaning ascribed to such term in the Senior Creditor Agreement.

2.

2. SUBORDINATION

(a) On the terms and conditions set forth below, Subordinated Creditor’s right to payment and performance of the Subordinated Obligations is hereby subordinated to Senior Creditor’s right to full payment and performance of the Senior Debt. Subject to and except as set forth in Section 8, Subordinated Creditor shall not ask, demand, sue for, take or receive from any AR Borrower, by setoff or in any other manner, the whole or any part of any monies which may now or hereafter be owing by any AR Borrower to Subordinated Creditor, or be owing by any other person to Subordinated Creditor under a guaranty or similar instrument on account of the Subordinated Obligations, nor any collateral security for any of the foregoing (other than the AR Collateral), unless and until the Senior Debt shall have been fully paid in cash and all commitments to extend credit under the Senior Creditor Agreement shall have been terminated (the temporary reduction of outstanding obligations, liabilities and indebtedness of Borrower to Senior Creditor not being deemed to constitute full payment or satisfaction thereof).

(b) Subordinated Creditor shall not create, maintain or perfect any security interest in or lien on any property of AR Borrower other than the security interests and liens granted in favor of Subordinated Creditor in the AR Collateral. If, notwithstanding the foregoing, any lien shall be created or shall arise (including, without limitation, the security interests granted in favor of Subordinated Creditor pursuant to the Subordinated Guaranty Documents), whether by operation of law or otherwise, and may from time to time exist in favor of Subordinated Creditor in or on any property of AR Borrower to secure all or any portion of the Subordinated Obligations (other than the AR Collateral), then any liens granted by AR Borrower in favor of Senior Creditor to secure the Senior Debt shall in all respects be first and senior liens, superior to any liens in favor of Subordinated Creditor securing the Subordinated Obligations notwithstanding (i) the date, manner or order of perfection of the security interests and liens granted in favor of Senior Creditor, (ii) the provisions of the UCC or any other applicable laws or decisions, (iii) the provisions of any contract in effect between Senior Creditor, on the one hand, and AR Borrower or any affiliate thereof, on the other, and (iv) whether Senior Creditor or any agent or bailee thereof holds possession of any part or all of the Collateral. In the event Subordinated Creditor has or obtains possession of any such property or forecloses upon or enforces its lien upon any such property (other than the AR Collateral), whether by judicial action or otherwise, then all such property shall be immediately delivered in kind to Senior Agent or, if not deliverable in kind, all cash or non-cash proceeds and profits of such property shall be held in trust for the benefit of Senior Creditor and paid over to Senior Creditor, without any deduction or offset, unless and until all of the Senior Debt shall have been paid in cash in full and all commitments to extend credit under the Senior Creditor Agreement shall have been terminated.

(c) The subordination contained in this Agreement is intended to define the rights and duties of Subordinated Creditor and Senior Creditor; it is not intended that any third party (including any bankruptcy trustee, receiver, or debtor-in-possession) shall benefit from it. If the effect of the subordination contained in this Agreement would be to give any third party a priority status to which that party would not otherwise be entitled, then that provision shall, to the extent necessary to avoid that priority, be given no effect and the rights and priorities of Senior Creditor and Subordinated Creditor shall be determined in accordance with applicable law and this Agreement.

(d) In the event of the occurrence of an Insolvency Event (as hereinafter defined), (i) this Agreement shall remain in full force and effect in accordance with Section 510(a) of the United States Bankruptcy Code, and (ii) the Collateral and AR Collateral, respectively, shall include, without limitation, all Collateral and all AR Collateral, respectively, arising during or after any such Insolvency Event.

(e) The failure of AR Borrower to make any payment with respect to the Subordinated Guaranty Documents by reason of the operation of Section 2(a) above shall not be construed as preventing the occurrence of a default under the applicable Subordinated Guaranty Documents, or the imposition and accrual of any default rate of interest under the Subordinated Guaranty Documents as in effect on the date hereof or as amended as permitted hereunder.

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3. LIEN PRIORITY

(a) Relative Priorities. Notwithstanding the date, manner or order of grant, attachment or perfection of any liens securing the Subordinated Obligations granted on the AR Collateral or of any liens securing Senior Obligations granted on the AR Collateral and notwithstanding any provision of the UCC, any applicable law or the Senior Loan Documents, the Senior Agent, on behalf of itself and the other Senior Creditors, hereby agrees that: (a) any lien on the AR Collateral securing any Senior Debt now or hereafter held by or on behalf of the Senior Creditor or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be junior and subordinated in all respects and prior to any lien on the AR Collateral securing any of the Obligations (as defined in the AR Creditor Agreement) and (b) any lien on the AR Collateral now or hereafter held by or on behalf of the Subordinated Agent, any Subordinated Creditor or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law, subrogation or otherwise, shall be senior in all respects to all liens on the AR Collateral securing any Senior Debt.

(b) Failure To Perfect. All liens on the AR Collateral securing any Subordinated Obligations shall be and remain senior in all respects and prior to all liens on the AR Collateral securing any Senior Debt for all purposes, notwithstanding any failure of the Subordinated Agent or any Subordinated Creditor to adequately perfect its or their security interests in the AR Collateral or the avoidance, invalidation or lapse of any lien on the AR Collateral securing any Subordinated Obligations.

(c) Prohibition on Contesting Liens. The Senior Agent, for itself and on behalf of each other Senior Creditor, and the Subordinated Agent, for itself and on behalf of each other Subordinated Creditor, agrees that it shall not (and hereby waives any right to) contest or support any other person in contesting, in any proceeding (including any Insolvency Event), the priority, validity or enforceability of a lien held by or on behalf of Subordinated Creditor in the AR Collateral or by or on behalf of Senior Creditor in either the Collateral or the AR Collateral, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of Senior Creditor or Subordinated Creditor to enforce this Agreement.

(d) In the event Senior Creditor receives any payment or distribution of any kind or character, whether in cash, properties or securities, with respect to the AR Collateral, or has or obtains possession of any AR Collateral or forecloses upon or enforces its lien upon any such property, whether by judicial action or otherwise, then all such property shall be immediately delivered in kind to Subordinated Agent or, if not deliverable in kind, all cash or non-cash proceeds and profits of such property shall be held in trust for the benefit of Subordinated Creditor and paid over to Subordinated Creditor, without any deduction or offset.

4. ENFORCEMENT RIGHTS

Notwithstanding anything to the contrary contained in Section 2, Subordinated Creditor shall not have rights to accelerate the maturity of the Subordinated Obligations, enforce any claim (including any default remedy) with respect to the Subordinated Obligations, or otherwise to take any action against AR Borrower or AR Borrower’s property with respect to the Subordinated Obligations until the Senior Debt shall have been paid in cash in full; provided, however, (i) Subordinated Creditor may enforce remedies against the AR Collateral and (ii) Subordinated Creditor may file claims upon the occurrence of an Insolvency Event (as defined in Section 6 below) pursuant to the terms of Section 6(b), until the Subordinated Obligations are paid in full

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5. ASSIGNMENT OF SUBORDINATED GUARANTY

Subordinated Creditor hereby covenants to Senior Creditor that prior to the termination of this Agreement in accordance with Section 10, the entire Subordinated Obligations created in favor of Subordinated Creditor shall continue to be owing only to Subordinated Creditor unless assigned pursuant to an assignment made expressly subject to this Agreement.

6. SENIOR CREDITOR’S PRIORITY

In the event of any distribution, division, or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the property of Borrower or the other Loan Parties (as defined in the Senior Creditor Agreement) or the proceeds thereof to the creditors of Borrower, or the readjustment of the Senior Debt of Borrower, whether by reason of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Senior Debt, or the application of the property of Borrower or any Loan Party to the payment or liquidation thereof, or upon the dissolution, liquidation, reorganization, or other winding up of the Loan Party’s business, or upon the sale of all or any substantial part of the Loan Party’s property (any of the foregoing being hereinafter referred to as an “Insolvency Event”), then, and in any such event, Senior Creditor shall be entitled to receive the payment in cash in full of the Senior Debt before Subordinated Creditor (other than with respect to Permitted Payments, for which Subordinated Creditor shall be entitled to receive payment in cash in full before Senior Creditor) shall be entitled to receive any payment on account of the Subordinated Obligations, and to that end and in furtherance thereof:

(a) All payments and distributions of any kind or character (other than Permitted Payments), whether in cash, property, or securities, in respect of the Subordinated Obligations to which Subordinated Creditor would be entitled if the Subordinated Obligations were not subordinated pursuant to this Agreement, shall be paid to Senior Creditor and applied in payment of the Senior Debt;

(b) Subordinated Creditor shall file a claim or claims, on the form required in such proceedings, on or before thirty (30) days prior to the last date such claims or proofs of claim may be filed pursuant to law or the order of any court exercising jurisdiction over such proceeding; and

(c) Notwithstanding the foregoing, if any payment or distribution of any kind or character, whether in cash, properties or securities, shall be received by Subordinated Creditor on account of the Subordinated Obligations (other than Permitted Payments) before all of the Senior Debt has been paid, then such payment or distribution shall be received by Subordinated Creditor in trust for and shall be promptly paid over to Senior Creditor for application to the payments of amounts due on the Senior Debt until the Senior Debt shall have been paid in cash in full.

7. GRANT OF AUTHORITY; AGREEMENTS OF SUBORDINATED CREDITOR

In the event of the occurrence of an Insolvency Event, and in order to enable Senior Creditor to enforce its rights hereunder in any of the aforesaid actions or proceedings, Senior Creditor is hereby irrevocably authorized and empowered, in Senior Creditor’s discretion, as follows:

(a) Senior Creditor is hereby irrevocably authorized and empowered (in its own name or in the name of Subordinated Creditor or otherwise), but shall have no obligation, (i) to demand, sue for, collect and receive every payment or distribution referred to in Section 6, and give acquittance therefor and (ii) (if Subordinated Creditor has failed to file claims or proofs of claim

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on or before thirty (30) days prior to the last date such claims or proofs of claim may be filed pursuant to law or the order of any court exercising jurisdiction over such proceeding) to file claims and proofs of claim, and (iii) to take such other action as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Senior Creditor hereunder. Subordinated Creditor shall duly and promptly take such action as Senior Creditor may reasonably request to execute and deliver to Senior Agent such authorizations, endorsements, assignments, or other instruments as Senior Creditor may reasonably request in order to enable Senior Creditor to enforce any and all claims with respect to the Subordinated Obligations as such enforcement is contemplated herein.

(b) To the extent that payments or distributions on account of the Subordinated Obligations are made in property or securities other than cash, Subordinated Creditor authorizes Senior Creditor, to sell or dispose of such property or securities on such terms as are commercially reasonable in the situation in question. Following full payment in cash of the Senior Debt, Senior Creditor shall remit to Subordinated Creditor (with all necessary endorsements), to the extent of Subordinated Creditor’s interest therein, all payments and distributions of cash, property, or securities paid to and held by Senior Creditor in excess of the allowed amount of the Senior Debt.

In addition to and without limiting the foregoing until the Senior Debt has been fully paid in cash and Senior Creditor’s agreements to lend any funds to Borrower have been terminated, Subordinated Creditor shall not commence or join in any involuntary bankruptcy petition or similar judicial proceeding against AR Borrower.

8. PAYMENTS RECEIVED BY SUBORDINATED CREDITOR

Notwithstanding anything to the contrary contained in Section 2 and Section 6, AR Borrower or the Borrower shall be permitted to make, and Subordinated Creditor shall be permitted to ask, demand, sue for, take or receive from Borrower, by setoff or in any other manner, the following permitted payments (“Permitted Payments”): (i) any payments received by AR Borrower from the United States Department of Health and Human Services for the Medicare Shared Savings Receivables (as such term is defined in the AR Creditor Agreement as in effect on the date hereof), (ii) any payments received by AR Borrower or the Borrower, constituting a Medicare AR Reconciliation Payment (as defined in the Collateral Assignment) or otherwise pursuant to the Collateral Assignment, (iii) any proceeds from the foreclosure by Subordinated Creditor on the AR Collateral in accordance with the Subordinated Guaranty Documents, (iv) any interest under the AR Creditor Agreement solely to the extent paid on the Closing Date (as defined in the AR Creditor Agreement as in effect on the date hereof) and (v) the Facility Fee, Administrative Fee and Lender Expenses (in each case, as defined in the AR Creditor Agreement as in effect on the date hereof) payable to the Subordinated Creditor pursuant to the terms of the AR Creditor Agreement solely to the extent paid on the Closing Date (as defined in the AR Creditor Agreement as in effect on the date hereof).

9. FURTHER ASSURANCES; COOPERATION

Subject to Section 16(b), Subordinated Creditor agrees to cooperate with Senior Creditor and to take all actions that Senior Creditor may reasonably require to enable Senior Creditor to realize the full benefits of this Agreement.

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10. TERMINATION OR AMENDMENT OF AGREEMENT

This Agreement shall be effective upon its execution by each of Senior Agent and Subordinated Agent. After the Effective Date, this Agreement shall remain in effect and cannot be revoked or amended by Subordinated Creditor, except with the prior written consent of Senior Creditor. Senior Creditor and Subordinated Creditor agree that no amendment hereto shall be binding upon AR Borrower unless AR Borrower shall have received notice of such amendment. Subject to Section 14, this Agreement shall terminate upon the date on which both (a) the Senior Debt shall have been paid in cash in full, and (b) the Senior Loan Documents shall have been terminated.

11. ADDITIONAL AGREEMENTS FOR SENIOR CREDITOR

Senior Creditor may administer and manage its credit and other relationships with Borrower and AR Borrower in its own best interest, without notice to or consent of Subordinated Creditor. At any time and from time to time, Senior Creditor may enter into any amendment or agreement with Borrower or AR Borrower as Senior Creditor may deem proper, extending the time of payment of or otherwise altering the terms of all or any of the obligations constituting Senior Debt or affecting the collateral security for, supporting or underlying any or all of the Senior Debt, and may exchange, sell, release, surrender or otherwise deal with any such collateral without in any way thereby impairing or affecting this Agreement, and all such additional agreements and amendments shall be Senior Loan Documents evidencing the Senior Debt; provided, that neither this Section 11 nor any provision of such agreements shall affect the limitations contained in the definitions of Senior Creditor or Senior Debt.

12. SUBROGATION

If cash or other property otherwise payable or deliverable to Subordinated Creditor or on account of the Subordinated Obligations shall have been applied pursuant to this Agreement to the payment of the Senior Debt, and if the Senior Debt shall have been paid in cash in full and all commitments to extend credit under the Senior Creditor Agreement shall have been terminated, then Subordinated Creditor shall be subrogated to any rights of Senior Creditor to receive further payments or distributions applicable to the Senior Debt until the Subordinated Obligations shall have been fully paid. No such payments or distributions received by Subordinated Creditor by reason of such subrogation shall, as between AR Borrower and its creditor other than Senior Creditor, on the one hand, and Subordinated Creditor, on the other hand, be deemed to be a payment by AR Borrower on account of the Subordinated Obligations owed to Subordinated Creditor.

13. SUBORDINATED CREDITOR’S WAIVERS AND COVENANTS

(a) Without limiting the generality of any other waiver made by Subordinated Creditor in this Agreement, Subordinated Creditor hereby expressly waives (i) reliance by Senior Creditor upon the subordination and other agreements herein provided, and (ii) any claim that Subordinated Creditor may now or hereafter have against Senior Creditor arising out of any and all actions that Senior Creditor, in good faith, takes or omits to take (A) with respect to the creation, perfection or continuation of liens in or on any collateral security for the Senior Debt, (B) with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the collateral security for the Senior Debt, (C) with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or any other third party and (D) with respect to the valuation, use, protection or release of any collateral security for the Senior Debt.

(b) Without limiting the generality of any other covenant or agreement made by Subordinated Creditor in this Agreement, Subordinated Creditor hereby covenants and agrees that (i) Senior Creditor has not made any warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Senior Creditor Agreement or any of the other Senior Loan Documents, or the collectibility of the Senior Debt; (ii) Subordinated Creditor will not interfere with or in any manner oppose a disposition of any collateral security for the Senior Debt by Senior Creditor; (iii) Subordinated Creditor shall not contest, challenge or dispute the validity, attachment, perfection, priority

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or enforceability of Senior Creditor’s security interest in the Collateral, or the validity, priority or enforceability of the Senior Debt; and (iv) Subordinated Creditor shall give Senior Agent prompt written notice of the occurrence of any default or event of default under the Subordinated Guaranty Documents, and shall, simultaneously with giving any notice of default to AR Borrower, provide Senior Agent with a copy of any notice of default given to AR Borrower. Subordinated Creditor acknowledges and agrees that any default or event of default under the Subordinated Guaranty Documents shall be deemed to be a default and an event of default under the Senior Loan Documents.

14. REINSTATEMENT OF SENIOR DEBT

To the extent that Senior Creditor receives payments on or proceeds of any collateral security for the Senior Debt, which payments or proceeds are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then, to the extent of such payments or proceeds invalidated, declared to be fraudulent or preferential, set aside or required to be repaid, the Senior Debt, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by Senior Creditor.

15. NO WAIVERS

Senior Creditor shall not be prejudiced in its rights under this Agreement by any act or failure to act of AR Borrower or Subordinated Creditor or any noncompliance of AR Borrower or Subordinated Creditor with any agreement or obligation, regardless of any knowledge thereof which Senior Creditor may have, or with which Senior Creditor may be charged; no action permitted hereunder that has been taken by Senior Creditor shall in any way affect or impair the rights or remedies of Senior Creditor in the exercise of any other right or remedy or shall operate as a waiver thereof; no single or partial exercise by Senior Creditor of any right or remedy shall preclude any other or further exercise thereof; and no modification or waiver of any of the provisions of this Agreement shall be binding upon Senior Creditor, in each case except as expressly set forth in a writing duly signed and delivered by Senior Creditor.

16. INFORMATION CONCERNING AR BORROWER; CREDIT ADMINISTRATION

(a)

Subordinated Creditor hereby assumes responsibility for keeping itself informed of the financial condition of AR Borrower, any and all endorsers and any and all guarantors of the Senior Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt or the Subordinated Obligations that diligent inquiry would reveal, and Subordinated Creditor hereby agrees that Senior Creditor shall not have any duty to advise Subordinated Creditor of information known to Senior Creditor regarding such condition.

(b)

Subject to Sections 2(b), 7 and 8, Subordinated Creditor may (i) administer and manage its credit and other relationships with AR Borrower in its own best interest, and (ii) amend or extend its agreements with AR Borrower or enter into additional agreements with AR Borrower, all without the consent of Senior Creditor; provided that (i) Subordinated Creditor provide notice to Senior Creditor of any amendments to the Subordinated Guaranty Documents, (ii) the Subordinated Guaranty Documents shall not be amended in a manner adverse to the Senior Creditor and (iii) neither this Section 16(b) nor any amendments or additional agreements referred to therein shall impair or affect the subordination of Subordinated Obligations or change the definition of Subordinated Obligations, Subordinated Creditor, Senior Debt or Senior Creditor.

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17. NOTICES

Except as otherwise provided herein, all notices and service of process required, contemplated, or permitted hereunder or with respect to the subject matter hereof shall be in writing, and shall be deemed to have been validly served, given or delivered upon the earlier of: (a) the first business day after transmission by facsimile or hand delivery or deposit with an overnight express service or overnight mail delivery service; or (b) the third calendar day after deposit in the United States mails, with proper first class postage prepaid, and shall be addressed to the party to be notified as follows:

If to Senior Creditor:	Jefferies Finance LLC
520 Madison Avenue
New York, NY 10022
Attn: Account Manager – CareMax
Email: JFIN.Admin@Jefferies.com;

JFIN.Notices@Jefferies.com

with a copy (which shall not constitute notice) to:

Paul Hastings LLP 200 Park Avenue
New York, NY 10166
Attn: Jordan Hook
Email: jordanhook@paulhastings.com

If to Subordinated Creditor:	c/o Deerfield Partners, L.P.
345 Park Avenue South, 12th Floor
New York, NY 10010
Attn: David J. Clark
Email: dclark@deerfield.com

with a copy (which shall not constitute notice) to:

Katten Muchin Rosenman LLP 525 W. Monroe Street
Chicago, Illinois 60661
Attn: Mark D. Wood, Esq.
Email: mark.wood@katten.com

18.	SEVERABILITY

Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

19.	GOVERNING LAW

This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to principles of conflict of laws that would cause the application of laws of any other jurisdiction.

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20.	ASSIGNMENT

This Agreement shall be binding upon Subordinated Creditor and its respective successors and assigns, and shall inure to the benefit of and be enforceable by Senior Creditor and its successors and assigns.

21.	[RESERVED]

21. WAIVER AND JUDICIAL REFERENCE

TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUBORDINATED CREDITOR AND SENIOR CREDITOR EACH WAIVE THEIR RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, THE SENIOR LOAN DOCUMENTS, THE SUBORDINATED GUARANTY DOCUMENTS OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY, AND ALL OTHER CLAIMS. THIS WAIVER IS A MATERIAL INDUCEMENT FOR BOTH PARTIES TO ENTER INTO THIS AGREEMENT. EACH PARTY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

22.	COUNTERPARTS

This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument. Each party hereto may execute this Agreement by electronic means and recognizes and accepts the use of electronic signatures and records by any other party hereto in connection with the execution and storage hereof.

[Signature page follows.]

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